SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Gold & Precious Metals Fund
DWS RREEF Real Estate Securities Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
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On May 11, 2012, Deutsche Bank AG announced that it intends to focus its exclusive negotiations with Guggenheim Partners on a potential sale of certain portions of its global asset management business relating to its RREEF group, Deutsche Asset Management’s real estate and alternative asset management business.  Deutsche Bank’s RREEF group includes RREEF America L.L.C., the sub-advisor to DWS RREEF Real Estate Securities Fund, DWS RREEF Global Infrastructure Fund, and DWS RREEF Global Real Estate Securities Fund and members of the portfolio management team of DWS Gold & Precious Metals Fund.  This announcement follows Deutsche Bank’s prior announcements relating to its strategic review of certain of its global asset management businesses. There is no assurance that Deutsche Bank will reach an agreement to sell its RREEF group to Guggenheim Partners or any other party.  It is expected that any such transaction would result in the termination of any existing sub-advisory arrangement with RREEF America L.L.C. and any sub-subadvisory arrangements thereunder.  Any new sub-advisory or sub-subadvisory arrangement would be subject to approval by the board of trustees/directors of the applicable DWS Fund and in the case of any new sub-subadvisory arrangement, approval by fund shareholders.

Please Retain This Supplement for Future Reference

May 14, 2012
PRO_SAISTKR-60